EXHIBIT 9A

CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY

In connection with the annual report of TransGlobe Energy Corp. (the “Company”) on Form 40-F for the fiscal year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ross G. Clarkson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

s/s Ross Clarkson

Name: Ross G. Clarkson
Title: Chief Executive Officer
May 14, 2004

EXHIBIT 9B

CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY

In connection with the annual report of TransGlobe Energy Corp. (the “Company”) on Form 40-F for the fiscal year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David C. Ferguson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

s/s/ David Ferguson

Name: David C. Ferguson
Title: Chief Financial Officer
May 14, 2004